SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                      ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                  April 3, 2003
                                  -------------
                        (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
                           --------------------------
             (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228

--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)


                                   65-0507804
                            -----------------------
                       (IRS Employer Identification No.)



                                                          33304
        1750 East Sunrise Blvd.                           -----
        Ft. Lauderdale, Florida                          (Zip Code)
        -----------------------
(Address of principal executive offices)

                                 (954) 760-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)






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Item 5.           Other Events

     On April 3, 2003, BankAtlantic Bancorp, Inc. issued a press release announcing that its Board of Directors had authorized management to initiate the process to separate its real estate development subsidiary, Levitt Corporation, from BankAtlantic Bancorp through a tax-free spin-off which would result in Levitt Corporation becoming a separate publicly traded company. The first two paragraphs of the press release, which is attached as Exhibit 99.1 hereto, and the forward looking statement safe harbor paragraph appearing at the end of the press release, are filed and incorporated herein by reference.


Item 7.           Financial Statements and Exhibits


(c)      Exhibits

99.1     Press Release dated April 3, 2003.


Item 9.  Regulation FD Disclosure

     In accordance with General Instruction B.2. of Form 8-K, the information contained in the press release, including the pro forma financial information, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being furnished pursuant to Regulation FD and, except as set forth in Item 5 above, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKATLANTIC BANCORP, INC.



By:/s/Mark Wendel
-----------------
Name: Mark Wendel
Title: Senior Vice President, Controller


Dated: April 4, 2003

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1             Press Release dated April 3, 2003.